UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-08246

Exact name of registrant as specified in charter:	Delaware Investments® Global
Dividend and Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	February 28, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments® Global Dividend and Income Fund, Inc.

February 28, 2011

	Number of	Value
	Shares	(U.S. $)
Common Stock – 70.84%❖
Consumer Discretionary – 6.70%
=∏†Avado Brands	272	$0
Bayerische Motoren Werke	2,406	196,555
Comcast Class A	15,200	391,552
†DIRECTV Class A	350	16,090
Don Quijote	7,300	255,239
Lowe's	11,500	300,955
*PPR	876	132,918
*Publicis Groupe	2,738	156,197
*Techtronic Industries	137,500	170,621
Toyota Motor	8,521	398,163
Vivendi	10,432	297,353
Yue Yuen Industrial Holdings	71,500	225,121
		2,540,764
Consumer Staples – 7.83%
†Archer-Daniels-Midland	9,300	345,774
*Aryzta	5,966	278,878
*Chaoda Modern Agriculture Holdings	292,000	188,709
Coca-Cola Amatil	18,509	223,909
CVS Caremark	9,700	320,682
Greggs	24,962	196,686
Kimberly-Clark	4,400	289,960
Kraft Foods Class A	9,500	302,480
Metro	3,513	257,799
Parmalat	90,813	278,461
Safeway	13,100	285,842
		2,969,180
Diversified REITs – 0.47%
*DuPont Fabros Technology	2,500	61,050
*Investors Real Estate Trust	1,900	17,708
Lexington Realty Trust	3,300	31,251
Vornado Realty Trust	728	67,944
		177,953
Energy – 7.40%
Chevron	3,900	404,625
CNOOC	106,000	242,292
ConocoPhillips	5,400	420,498
Marathon Oil	8,800	436,480
National Oilwell Varco	4,100	326,237
Petroleo Brasiliero ADR	7,900	277,843
*Total	4,870	298,564
Williams	13,200	400,752
		2,807,291
Financials – 8.51%
Allstate	9,900	314,622
*AXA	14,896	312,985
Banco Santander	22,554	277,709
Bank of New York Mellon	10,300	313,017
*Fifth Street Finance	2,700	37,179
Marsh & McLennan	11,900	362,235
Mitsubishi UFJ Financial Group	50,639	281,301
Nordea Bank FDR	23,356	265,156
*Solar Capital	8,100	198,450
Standard Chartered	9,744	257,733
Travelers	5,600	335,608
UniCredit	106,746	274,667
		3,230,662
Healthcare – 7.26%
†*Alliance HealthCare Services	1,923	7,961
Baxter International	6,300	334,845
Cardinal Health	8,900	370,596
Johnson & Johnson	4,800	294,912
Meda Class A	31,837	278,869
Merck	7,900	257,303
Novartis	4,717	265,094
Pfizer	18,616	358,172
Quest Diagnostics	5,900	334,825
*Sanofi-Aventis	3,637	251,518
		2,754,095

Healthcare REITs – 0.93%
Cogdell Spencer	3,100	19,871
HCP	1,100	41,800
*Health Care REIT	1,175	61,359
LTC Properties	700	20,454
Nationwide Health Properties	1,800	76,932
*Omega Healthcare Investors	1,600	38,352
Ventas	1,725	95,599
		354,367
Hotel REITs – 0.32%
†DiamondRock Hospitality	2,600	30,576
†Summit Hotel Properties	9,300	90,675
		121,251
Industrial REITs – 0.32%
AMB Property	385	14,006
Bunnings Warehouse Property Trust	60,000	108,055
		122,061
Industrials – 9.38%
*Alstom	4,824	287,909
Asahi Glass	21,000	293,628
Compagnie de Saint-Gobain	4,422	264,150
†Delta Air Lines	5	56
Deutsche Post	19,839	365,781
Finmeccanica	21,755	272,400
†Flextronics International	1,000	8,090
ITOCHU	28,804	299,535
Koninklijke Philips Electronics	8,270	270,268
†*Mobile Mini	363	8,255
Northrop Grumman	4,600	306,728
†=∏PT Holdings	100	1
Singapore Airlines	23,550	252,861
Teleperformance	10,091	383,139
Vallourec	2,386	247,735
*Waste Management	8,100	300,186
		3,560,722
Information Technology – 6.23%
†CGI Group Class A	29,782	593,801
HTC	10,700	386,451
Intel	12,800	274,816
International Business Machines	2,200	356,136
†Motorola Solutions	8,100	312,984
Nokia	5,772	49,770
†*Sohu.com	1,400	114,184
Xerox	25,700	276,275
		2,364,417
Mall REITs – 1.14%
General Growth Properties	2,655	42,268
Macerich	1,089	55,147
*Pennsylvania Real Estate Investment Trust	9,500	137,180
Simon Property Group	1,813	199,502
		434,097
Materials – 3.42%
*ArcelorMittal	4,108	150,889
duPont (E.I.) deNemours	6,400	351,167
Lafarge	4,023	244,419
Rexam	48,968	290,517
*Vale ADR	7,600	260,148
		1,297,140
Mortgage REIT – 0.06%
Chimera Investment	4,900	21,119
		21,119
Multifamily REITs – 0.83%
Apartment Investment & Management	1,732	44,426
Associated Estates Realty	1,300	21,125
BRE Properties	1,000	47,510
Camden Property Trust	640	37,869
Campus Crest Communities	6,900	98,807
Equity Residential	1,200	66,132
		315,869
Office REITs – 0.93%
Boston Properties	800	76,736
Brandywine Realty Trust	2,300	28,290
Commonwealth Property Office Fund	105,000	91,736
Government Properties Income Trust	900	24,453
*Highwoods Properties	700	23,751
Mack-Cali Realty	3,200	108,608
		353,574

Real Estate Management & Development – 0.33%
First Capital Realty	2,922	48,936
Starwood Property Trust	3,200	74,848
		123,784
Self-Storage REIT – 0.34%
Public Storage	1,150	129,088
		129,088
Shopping Center REITs – 0.71%
CFS Retail Property Trust	55,000	105,660
*Equity One	1,500	28,710
*Federal Realty Investment Trust	100	8,418
Kimco Realty	4,700	91,086
Ramco-Gershenson Properties Trust	1,400	18,914
*Weingarten Realty Investors	700	18,109
		270,897
Single Tenant REIT – 0.08%
*National Retail Properties	1,200	30,828
		30,828
Specialty REITs – 1.17%
*Champion REIT	125,000	71,469
*Digital Realty Trust	1,800	105,876
*Entertainment Properties Trust	500	23,835
Liberty Property Trust	600	20,262
Mapletree Logistics Trust	70,000	49,721
*Plum Creek Timber	1,520	63,779
*Potlatch	1,730	66,432
PS Business Parks	400	25,216
Rayonier	300	18,399
		444,989
Telecommunications – 4.24%
AT&T	10,700	303,666
†=Century Communications	125,000	0
Chunghwa Telecom ADR	3,983	117,538
*France Telecom ADR	900	19,989
Frontier Communications	15,000	127,350
†GeoEye	100	4,455
Mobile TeleSystems ADR	9,900	186,417
Telefonica	11,343	288,418
TELUS	1,308	64,828
Verizon Communications	9,100	335,972
Vodafone Group	56,167	159,473
		1,608,106
Utilities – 2.24%
American Water Works	800	22,192
Edison International	8,100	300,672
†GenOn Energy	150	609
National Grid	23,529	218,657
NorthWestern	700	20,797
Progress Energy	6,300	287,973
		850,900
Total Common Stock (cost $23,437,329)		26,883,154

Convertible Preferred Stock – 2.06%
Banking, Finance & Insurance – 0.77%
Aspen Insurance Holdings 5.625% exercise price $29.28, expiration date 12/31/49	3,400	195,925
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	37	37,148
Citigroup 7.50% exercise price $3.94, expiration date 12/15/12	440	59,180
@Fannie Mae 8.75% exercise price $32.45, expiration date 5/13/11	1,500	1,202
		293,455
Computer & Technology – 0.06%
Unisys 6.25% exercise price $45.66, expiration date 3/1/14	200	20,400
		20,400
Energy – 0.61%
*Apache 6.00% exercise price $109.12, expiration 8/1/13	600	40,872
*El Paso Energy Capital Trust I 4.75% exercise price $41.59, expiration date 3/31/28	1,950	85,527
SandRidge Energy 8.50% exercise price $8.01, expiration date12/31/49	670	105,726
		232,125
Healthcare – 0.31%
HealthSouth 6.50% exercise price $30.50, expiration date12/31/49	111	117,133
		117,133
Telecommunications – 0.31%
Lucent Technologies Capital Trust I 7.75% exercise price $24.80, expiration date 3/15/17	120	117,226
		117,226
Total Convertible Preferred Stock (cost $738,634)		780,339

		Principal
		Amount°
Convertible Bonds – 10.44%
Aerospace & Defense – 0.43%
AAR
1.75% exercise price $29.43, expiration date 1/1/26	USD	58,000	64,235
#144A 1.75% exercise price $29.43, expiration date 1/1/26		90,000	99,675
			163,910
Auto Parts & Equipment – 0.32%
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/15/27		115,000	121,181
			121,181
Banking, Finance & Insurance – 0.26%
#Ares Capital 144A 5.75% exercise price $19.13, expiration date 2/1/16		34,000	36,720
Jefferies Group 3.875% exercise price $38.72, expiration date 11/1/29		62,000	64,248
			100,968
Basic Materials – 1.09%
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15		140,000	143,675
*#Rayonier TRS Holdings 144A 4.50% exercise price $50.24, expiration date 8/15/15		113,000	150,008
#Sino-Forest 144A 5.00% exercise price $20.29, expiration date 8/1/13		95,000	120,294
			413,977
Cable, Media & Publishing – 0.48%
ϕGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29		49,000	69,151
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37		95,000	114,713
			183,864
Computers & Technology – 2.22%
Advanced Micro Devices
6.00% exercise price $28.08, expiration date 5/1/15		92,000	94,645
#144A 6.00% exercise price $28.08, expiration date 5/1/15		31,000	31,891
Euronet Worldwide 3.50% exercise price $40.48, expiration date 10/15/25		165,000	165,413
*Intel 3.25% exercise price $22.68, expiration date 8/1/39		51,000	62,093
Linear Technology 3.125% exercise price $44.72, expiration date 5/1/27		175,000	191,405
Live Nation Entertainment 2.875% exercise price $27.14, expiration date 7/15/27		169,000	152,734
#Rovi 144A 2.625% exercise price $47.36, expiration date 2/15/40		41,000	55,606
SanDisk 1.50% exercise price $52.37, expiration date 8/15/17		77,000	89,994
			843,781
Energy – 0.46%
Chesapeake Energy 2.25% exercise price $85.89, expiration date 12/15/38		128,000	117,760
*Peabody Energy 4.75% exercise price $58.40, expiration date 12/15/41		43,000	55,470
			173,230
Healthcare & Pharmaceuticals – 1.78%
Alere 3.00% exercise price $43.98, expiration date 5/15/16		85,000	95,306
Amgen
0.375% exercise price $79.48, expiration date 2/1/13		110,000	110,413
#144A 0.375% exercise price $79.48, expiration date 2/1/13		60,000	60,225
*Dendreon 2.875% exercise price $51.24, expiration date 1/13/16		45,000	44,888
Health Care REIT 3.00% exercise price $51.08, expiration date 11/30/29		67,000	75,040
ϕHologic 2.00% exercise price $38.59, expiration date 12/15/37		105,000	101,719
LifePoint Hospitals 3.50% exercise price $51.79, expiration date 5/14/14		112,000	118,299
Medtronic 1.625% exercise price $54.79, expiration date 4/15/13		66,000	68,310
			674,200
Leisure, Lodging & Entertainment – 0.60%
#Gaylord Entertainment 144A 3.75% exercise price $27.25, expiration date 10/1/14		65,000	96,038
#Home Inns & Hotels Management 144A 2.00% exercise price $49.37, expiration date 2/15/15		59,000	56,566
*International Game Technology 3.25% exercise price $19.97, expiration date 5/1/14		65,000	74,425
			227,029
Real Estate – 0.35%
#Digital Realty Trust 144A 5.50% exercise price $42.49, expiration date 4/15/29		40,000	58,775
#Lexington Realty Trust 144A 6.00% exercise price $7.09, expiration date 1/15/30		52,000	72,670
			131,445
Retail – 0.17%
Pantry 3.00% exercise price $50.09, expiration date 11/15/12		65,000	64,431
			64,431
Telecommunications – 2.28%
Alaska Communications System Group 5.75% exercise price $12.90, expiration date 3/1/13		139,000	146,992
Alcatel Lucent USA 2.875% exercise price $15.35, expiration date 6/15/25		39,000	38,123
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18		58,000	90,843
#Clearwire Communications/Finance 144A 8.25% exercise price $7.08, expiration date 11/30/40		49,000	52,185
*Equinix 4.75% exercise price $84.32, expiration date 6/15/16		42,000	54,758
*Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/14		167,000	156,144
Level 3 Communications Holdings 6.50% exercise price $1.23, expiration date 10/1/26		50,000	71,625
NII Holdings 3.125% exercise price $118.32, expiration date 6/15/12		155,000	154,999
SBA Communications 4.00% exercise price $30.38, expiration date 10/1/24		65,000	99,613
			865,282
Total Convertible Bonds (cost $3,479,134)			3,963,298

Corporate Bonds – 22.83%
Banking – 0.56%
*Ally Financial 8.00% 12/31/18		45,000	50,175

•Fifth Third Capital Trust IV 6.50% 4/15/37	45,000	44,213
•#HBOS Capital Funding 144A 6.071% 6/29/49	55,000	49,775
•SunTrust Capital VIII 6.10% 12/15/36	70,000	67,152
		211,315
Basic Industry – 2.28%
*AK Steel 7.625% 5/15/20	35,000	35,875
#Algoma Acquisition 144A 9.875% 6/15/15	55,000	50,394
#Appleton Papers 144A 10.50% 6/15/15	35,000	36,400
*#Cemex Espana Luxembourg 144A 9.25% 5/12/20	70,000	72,449
Century Aluminum 8.00% 5/15/14	35,300	36,933
#FMG Resources August 2006 144A
*6.875% 2/1/18	25,000	25,750
7.00% 11/1/15	45,000	46,913
#Hexion US Finance 144A 9.00% 11/15/20	35,000	37,319
International Coal Group 9.125% 4/1/18	60,000	66,600
#MacDermid 144A 9.50% 4/15/17	43,000	46,010
Millar Western Forest Products 7.75% 11/15/13	45,000	44,438
#Momentive Performance Materials 144A 9.00% 1/15/21	70,000	74,637
#Murray Energy 144A 10.25% 10/15/15	40,000	42,900
•Noranda Aluminum Acquisition PIK 5.193% 5/15/15	45,052	42,236
#Novelis 144A 8.75% 12/15/20	52,000	57,590
=@Port Townsend 7.32% 8/27/12	29,312	13,337
Ryerson
•7.679% 11/1/14	25,000	24,125
12.00% 11/1/15	35,000	37,800
*#Steel Dynamics 144A 7.625% 3/15/20	30,000	32,400
*Verso Paper Holdings 11.375% 8/1/16	40,000	42,700
		866,806
Brokerage – 0.24%
E Trade Financial PIK 12.50% 11/30/17	76,000	90,440
		90,440
Capital Goods – 1.41%
#Associated Materials 144A 9.125% 11/1/17	35,000	37,931
#Berry Plastics 144A 9.75% 1/15/21	40,000	40,300
#DAE Aviation Holdings 144A 11.25% 8/1/15	40,000	42,300
*Graham Packaging/GPC Capital I 8.25% 10/1/18	40,000	43,300
Manitowoc
*8.50% 11/1/20	15,000	16,388
9.50% 2/15/18	40,000	44,900
*Mueller Water Products 7.375% 6/1/17	45,000	44,100
#Plastipak Holdings 144A 10.625% 8/15/19	10,000	11,450
*Ply Gem Industries 13.125% 7/15/14	45,000	49,612
#Polypore International 144A 7.50% 11/15/17	45,000	46,800
Pregis 12.375% 10/15/13	43,000	43,538
*RBS Global/Rexnord 11.75% 8/1/16	40,000	43,500
Susser Holdings/Finance 8.50% 5/15/16	35,000	38,194
Trimas 9.75% 12/15/17	30,000	33,450
		535,763
Consumer Cyclical – 2.23%
American Axle & Manufacturing 7.875% 3/1/17	45,000	46,800
ArvinMeritor
8.125% 9/15/15	35,000	37,713
10.625% 3/15/18	30,000	34,425
Beazer Homes USA
*9.125% 6/15/18	15,000	15,563
#144A 9.125% 5/15/19	50,000	51,813
#Burlington Coat Factory Warehouse 144A 10.00% 2/15/19	70,000	71,049
*CKE Restaurants 11.375% 7/15/18	40,000	45,100
*Dana Holding 6.75% 2/15/21	35,000	35,613
Dave & Buster's 11.00% 6/1/18	50,000	56,250
#DineEquity 144A 9.50% 10/30/18	40,000	43,500
*#Dunkin Finance 144A 9.625% 12/1/18	40,000	40,700
Express/Express Finance 8.75% 3/1/18	25,000	27,031
Ford Motor 7.45% 7/16/31	40,000	43,738
Ford Motor Credit 12.00% 5/15/15	50,000	63,198
Goodyear Tire & Rubber
*8.25% 8/15/20	30,000	32,400
*10.50% 5/15/16	10,000	11,450
#Interface 144A 7.625% 12/1/18	30,000	32,025
#M/I Homes 144A 8.625% 11/15/18	65,000	66,380
Norcraft Finance 10.50% 12/15/15	30,000	32,250
Norcraft Holdings/Capital 9.75% 9/1/12	29,000	29,399
#Sealy Mattress 144A 10.875% 4/15/16	10,000	11,400
Standard Pacific 10.75% 9/15/16	15,000	17,700
		845,497
Consumer Non-Cyclical – 2.10%
#Accellent 144A 10.00% 11/1/17	25,000	24,875
Alere 9.00% 5/15/16	25,000	26,813

#Armored AutoGroup 144A 9.25% 11/1/18	45,000	46,913
BioScrip 10.25% 10/1/15	33,000	34,980
#Blue Merger Sub 144A 7.625% 2/15/19	45,000	45,675
*#Bumble Bee Acquisition 144A 9.00% 12/15/17	30,000	32,550
Cott Beverages 8.375% 11/15/17	25,000	27,063
*Dean Foods 7.00% 6/1/16	45,000	42,975
Diversey Holdings 10.50% 5/15/20	73,000	85,044
#DJO Finance 144A 9.75% 10/15/17	65,000	69,062
#Icon Health & Fitness 144A 11.875% 10/15/16	25,000	26,500
Lantheus Medical Imaging 9.75% 5/15/17	40,000	43,300
LVB Acquisition 11.625% 10/15/17	45,000	50,963
#NBTY 144A 9.00% 10/1/18	55,000	59,949
*Pinnacle Foods Finance 10.625% 4/1/17	40,000	43,100
*Supervalue 8.00% 5/1/16	25,000	25,000
Tops Markets 10.125% 10/15/15	20,000	21,575
#Viskase 144A 9.875% 1/15/18	45,000	48,375
Yankee Acquisition 9.75% 2/15/17	40,000	42,900
		797,612
Energy – 2.98%
#American Petroleum Tankers 144A 10.25% 5/1/15	40,000	42,050
AmeriGas Partners 7.125% 5/20/16	7,000	7,315
Antero Resources Finance 9.375% 12/1/17	30,000	32,550
Aquilex Holdings/Finance 11.125% 12/15/16	40,000	42,300
*#Chaparral Energy 144A 8.25% 9/1/21	35,000	35,700
Chesapeake Energy 9.50% 2/15/15	30,000	37,350
Complete Production Service 8.00% 12/15/16	25,000	26,563
Comstock Resources 7.75% 4/1/19	45,000	45,000
Copano Energy/Finance 7.75% 6/1/18	30,000	31,350
*Crosstex Energy/Finance 8.875% 2/15/18	35,000	38,763
Dynegy Holdings 7.75% 6/1/19	35,000	25,463
El Paso
6.875% 6/15/14	21,000	23,053
7.00% 6/15/17	5,000	5,611
#El Paso Performance-Linked Trust 144A 7.75% 7/15/11	46,000	47,083
Headwaters 11.375% 11/1/14	40,000	47,200
*#Helix Energy Solutions Group 144A 9.50% 1/15/16	55,000	57,474
#Hercules Offshore 144A 10.50% 10/15/17	40,000	39,900
*#Hilcorp Energy I 144A 8.00% 2/15/20	45,000	48,487
Holly 9.875% 6/15/17	35,000	39,113
#Inergy/Inergy Finance 144A 6.875% 8/1/21	25,000	25,594
*Key Energy Services 8.375% 12/1/14	25,000	27,313
#Laredo Petroleum 144A 9.50% 2/15/19	50,000	52,499
#Linn Energy/Finance 144A 8.625% 4/15/20	40,000	44,800
*#NFR Energy/Finance 144A 9.75% 2/15/17	40,000	40,600
#Oasis Petroleum 144A 7.25% 2/1/19	35,000	35,613
OPTI Canada
*7.875% 12/15/14	30,000	16,500
*8.25% 12/15/14	58,000	31,900
PetroHawk Energy 7.875% 6/1/15	40,000	42,600
Petroleum Development 12.00% 2/15/18	40,000	45,400
Pioneer Drilling 9.875% 3/15/18	20,000	21,900
Quicksilver Resources 7.125% 4/1/16	31,000	30,303
SandRidge Energy
*8.75% 1/15/20	10,000	10,850
*#144A 9.875% 5/15/16	30,000	33,450
		1,131,647
Finance & Investments – 1.39%
•American International Group 8.175% 5/15/58	55,000	60,775
Cardtronics 8.25% 9/1/18	20,000	21,800
Genworth Financial 6.15% 11/15/66	87,000	69,056
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	100,000	87,499
•#Liberty Mutual Group 144A 7.00% 3/15/37	50,000	48,880
Nuveen Investments
10.50% 11/15/15	67,000	68,843
#144A 10.50% 11/15/15	20,000	20,550
#Offshore Group Investments 144A 11.50% 8/1/15	30,000	33,750
#Pinafore 144A 9.00% 10/1/18	45,000	50,288
•∏XL Group 6.50% 12/29/49	70,000	65,450
		526,891
Media – 1.88%
#Affinion Group I 144A 7.875% 12/15/18	55,000	52,938
#AMO Escrow 144A 11.50% 12/15/17	20,000	21,500
*Cablevision Systems 8.00% 4/15/20	20,000	21,900
CCO Holdings/Capital
8.125% 4/30/20	55,000	59,605
#144A 7.00% 1/15/19	5,000	5,100
*#Clear Channel Communications 144A 9.00% 3/1/21	45,000	45,956
*GXS Worldwide 9.75% 6/15/15	45,000	46,013

MDC Partners 11.00% 11/1/16		40,000	45,050
Nexstar/Mission Broadcasting 8.875% 4/15/17		40,000	43,600
Nielsen Finance
11.50% 5/1/16		10,000	11,825
11.625% 2/1/14		3,000	3,540
#144A 7.75% 10/15/18		25,000	27,156
Shaw Communications 6.75% 11/9/39	CAD	120,000	122,010
#Sinclair Television Group 144A 9.25% 11/1/17	USD	30,000	34,050
#Sitel 144A 11.50% 4/1/18		40,000	37,200
Videotron 9.125% 4/15/18		15,000	16,913
*Visant 10.00% 10/1/17		25,000	27,188
#XM Satellite Radio 144A
7.625% 11/1/18		35,000	37,275
*13.00% 8/1/13		45,000	53,888
			712,707
Real Estate – 0.12%
Felcor Lodging 10.00% 10/1/14		40,000	45,700
			45,700
Services Cyclical – 2.20%
ARAMARK 8.50% 2/1/15		23,000	24,150
*#CityCenter Holdings 144A 7.625% 1/15/16		20,000	20,950
#Delta Air Lines 144A 12.25% 3/15/15		35,000	40,250
#Equinox Holdings 144A 9.50% 2/1/16		40,000	43,650
General Maritime 12.00% 11/15/17		40,000	36,900
*Harrah's Operating 10.00% 12/15/18		100,000	94,500
Kansas City Southern de Mexico 8.00% 2/1/18		40,000	43,900
*#Marina District Finance 144A 9.875% 8/15/18		20,000	20,950
*MGM MIRAGE 11.375% 3/1/18		115,000	131,100
NCL
11.75% 11/15/16		20,000	23,725
#144A 9.50% 11/15/18		20,000	21,750
@Northwest Airlines 10.00% 2/1/11		15,000	48
#PHH 144A 9.25% 3/1/16		40,000	43,600
*Pinnacle Entertainment 8.75% 5/15/20		45,000	48,206
#Pokagon Gaming Authority 144A 10.375% 6/15/14		15,000	15,713
#Quintiles Transnational PIK 144A 9.50% 12/30/14		20,000	20,575
Royal Caribbean Cruises 6.875% 12/1/13		20,000	21,525
RSC Equipment Rental/Holdings III
10.25% 11/15/19		20,000	22,900
#144A 8.25% 2/1/21		25,000	26,563
#Swift Services Holdings 144A 10.00% 11/15/18		35,000	38,500
*#Swift Transportation 144A 12.50% 5/15/17		25,000	26,969
#United Air Lines 144A 12.00% 11/1/13		60,000	66,450
			832,874
Services Non-Cyclical – 0.91%
Alion Science & Technology PIK 12.00% 11/1/14		25,366	26,729
Allied Waste North America 7.125% 5/15/16		10,000	10,436
Casella Waste Systems
*11.00% 7/15/14		10,000	11,400
#144A 7.75% 2/15/19		45,000	46,350
#Darling International 144A 8.50% 12/15/18		25,000	27,094
*#HCA Holdings 144A 7.75% 5/15/21		40,000	42,300
#inVentiv Health 144A 10.00% 8/15/18		45,000	46,350
#MultiPlan 144A 9.875% 9/1/18		50,000	54,062
Radiation Therapy Services 9.875% 4/15/17		45,000	46,575
Radnet Management 10.375% 4/1/18		35,000	35,263
			346,559
Technology & Electronics – 1.01%
#Allen Systems Group 144A 10.50% 11/15/16		45,000	46,688
Anixter 10.00% 3/15/14		15,000	17,381
#Aspect Software 144A 10.625% 5/15/17		40,000	42,800
First Data
*9.875% 9/24/15		55,000	55,824
*11.25% 3/31/16		30,000	29,100
#International Wire Group 144A 9.75% 4/15/15		35,000	37,669
MagnaChip Semiconductor 10.50% 4/15/18		30,000	34,050
#MedAssets 144A 8.00% 11/15/18		20,000	20,650
*Sanmina-SCI 8.125% 3/1/16		16,000	16,560
#Seagate HDD Cayman 144A 7.75% 12/15/18		45,000	46,350
*SunGard Data Systems 10.25% 8/15/15		35,000	36,969
			384,041
Telecommunications – 2.68%
*#Avaya 144A 7.00% 4/1/19		90,000	89,550
#Buccaneer Merger Subordinate 144A 9.125% 1/15/19		35,000	37,975
#Clearwire Communications 144A
12.00% 12/1/15		115,000	125,924
*12.00% 12/1/17		30,000	32,475
*Cricket Communications 7.75% 10/15/20		25,000	24,000
Global Crossing 12.00% 9/15/15		70,000	80,675

Intelsat Bermuda
11.25% 2/4/17		115,000	127,793
PIK 11.50% 2/4/17		46,567	51,922
Level 3 Financing 10.00% 2/1/18		45,000	46,069
*MetroPCS Wireless 7.875% 9/1/18		20,000	21,225
NII Capital 10.00% 8/15/16		30,000	34,125
#PAETEC Holding 144A 9.875% 12/1/18		30,000	32,475
Qwest 8.375% 5/1/16		20,000	23,975
Qwest Communications International 7.50% 2/15/14		15,000	15,263
Sprint Capital 8.75% 3/15/32		65,000	67,925
#Telcordia Technologies 144A 11.00% 5/1/18		70,000	78,750
Telesat Canada
11.00% 11/1/15		25,000	28,188
12.50% 11/1/17		35,000	42,306
*West 11.00% 10/15/16		40,000	43,750
Windstream 7.875% 11/1/17		10,000	10,913
			1,015,278
Utilities – 0.84%
*AES 8.00% 6/1/20		20,000	22,000
Edison Mission Energy 7.00% 5/15/17		25,000	20,438
Elwood Energy 8.159% 7/5/26		72,838	72,747
Energy Future Intermediate Holding/Finance 10.00% 12/1/20		40,000	41,954
#GenOn Escrow 144A 9.50% 10/15/18		30,000	31,575
*Mirant Americas Generation 8.50% 10/1/21		100,000	106,000
•Puget Sound Energy 6.974% 6/1/67		25,000	24,841
			319,555
Total Corporate Bonds (cost $8,066,047)			8,662,685

Regional Bonds – 2.47%Δ
Australia – 1.81%
New South Wales Treasury 6.00% 5/1/20	AUD	675,000	687,662
			687,662
Canada – 0.66%
Province of Quebec 4.50% 12/1/20	CAD	235,000	250,808
			250,808
Total Regional Bonds (cost $912,393)			938,470

«Senior Secured Loans – 0.56%
Echostar Bridge 8.50% 6/30/19	USD	75,000	75,000
Harrahs Operating Tranche B1 3.303% 1/28/15		20,000	18,586
PQ 6.76% 7/30/15		45,000	44,417
Texas Competitive Electric Holdings Tranche B2 3.787% 10/10/14		89,084	75,141
Total Senior Secured Loans (cost $198,771)			213,144

Sovereign Bonds – 10.26%Δ
Belgium – 0.87%
Belgium Government Bond 4.25% 9/28/21	EUR	239,800	330,388
			330,388
Canada – 1.00%
Canadian Government Bond 3.75% 6/1/19	CAD	355,000	380,298
			380,298
Germany – 3.11%
*Deutschland Republic 2.25% 9/4/20	EUR	919,000	1,179,136
			1,179,136
Italy – 0.20%
Italy Buoni Poliennali Del Tesoro 4.25% 3/1/20	EUR	57,000	76,360
			76,360
Mexico – 0.60%
Mexican Bonos 8.50% 12/13/18	MXN	2,566,800	227,449
			227,449
Norway – 1.57%
Norway Government Bond
3.75% 5/25/21	NOK	2,266,000	404,400
4.50% 5/22/19	NOK	1,000,000	189,680
			594,080
Poland – 0.31%
Poland Government Bond 5.50% 10/25/19	PLN	355,000	118,393
			118,393
Republic of Korea – 1.02%
#Korea Expressway 144A 4.50% 3/23/15	USD	200,000	206,839
Republic of Korea 4.25% 12/7/21	EUR	140,000	181,283
			388,122
Sweden – 1.08%
Sweden Government Bond 5.00% 12/1/20	SEK	2,290,000	411,103
			411,103
United Kingdom – 0.50%
U.K. Treasury 4.75% 3/7/20	GBP	106,200	187,888
Total Sovereign Bonds (cost $3,930,246)			187,888
			3,893,217

		Number of
		Shares
Limited Partnership – 0.10%
Brookfield Infrastructure Partners		1,600	36,128
Total Limited Partnership (cost $30,407)			36,128

Preferred Stock – 0.37%
Cogdell Spencer 8.05%		5,100	126,735
†=Port Townsend		20	0
W2007 Grace Acquisitions 8.75%		10,000	15,125
Total Preferred Stock (cost $397,300)			141,860

Warrants – 0.00%
Alion Science & Technology		30	1
†=∏@Port Townsend		20	0
Total Warrants (cost $480)			1
		Principal
		Amount°
Short-Term Investment – 7.35%
≠Discount Note – 7.35%
Federal Home Loan Bank 0.07% 3/1/11	USD	2,788,006	2,788,006
Total Short-Term Investment (cost $2,788,006)			2,788,006

Total Value of Securities Before Securities Lending Collateral – 127.28%
(cost $43,978,747)			48,300,302
Securities Lending Collateral** – 17.94%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund		51,055	49,324
Delaware Investments Collateral Fund No.1		6,757,520	6,757,520
@†Mellon GSL Reinvestment Trust II		74,168	0
Total Securities Lending Collateral (cost $6,882,743)			6,806,844

Total Value of Securities – 145.22%
(cost $50,861,490)			55,107,146 ©
Obligation to Return Securities Lending Collateral** – (18.14%)			(6,882,743)

Borrowing Under Line of Credit – (28.26%)			(10,725,000)

Receivables and Other Assets Net of Liabilities (See Notes) – 1.18%			449,046

Net Assets Applicable to 4,931,031 Shares Outstanding – 100.00%			$37,948,449

°Principal amount is stated in the currency in which each security is denominated.

AUD - Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – European Monetary Unit
GBP – British Pound Sterling
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
SEK – Swedish Krona
USD – United States Dollar

❖Securities have been classified by type of business.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At February 28, 2011, the aggregate amount of fair valued securities was $13,338, which represented 0.04% of the Fund’s net assets. See Note 1 in "Notes."
†Non income producing security.
•Variable rate security. The rate shown is the rate as of February 28, 2011. Interest rates reset periodically.
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at February 28, 2011.
∏Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At February 28, 2011, the aggregate amount of the restricted securities was $65,451, which represented 0.17% of the Fund's net assets. See Note 6 in “Notes.”
@Illiquid security. At February 28, 2011, the aggregate amount of illiquid securities was $14,587, which represented 0.04% of the Fund’s net assets. See Note 6 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 28, 2011, the aggregate amount of Rule 144A securities was $5,038,331, which represented 13.28% of the Fund’s net assets. See Note 6 in “Notes.”
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at February 28, 2011.
ΔSecurities have been classified by country of origin.

*Fully or partially on loan.
**See Note 5 in “Notes.”
©Includes $5,686,958 of securities loaned.
≠The rate shown is the effective yield at the time of purchase.

Summary of Abbreviations:
ADR – American Depositary Receipts
CITI – Citigroup Global Markets
FDR – Fiduciary Depositary Receipts
HSBC – Hong Kong Shanghai Bank
JPMC – JPMorgan Chase Bank
MSC – Morgan Stanley & Co.
PIK – Pay-in-kind
REIT – Real Estate Investment Trust

The following foreign currency exchange contracts were outstanding at February 28, 20111:

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
CITI	NZD	345,712	USD	(266,571)	3/4/11	$(6,435)
HSBC	EUR	152,067	USD	(210,362)	4/8/11	(601)
JPMC	EUR	(1,066,000)	USD	1,472,466	4/8/11	2,030
MSC	CHF	297,666	USD	(320,532)	4/8/11	(20)
MSC	EUR	(1,742,337)	USD	2,405,680	4/8/11	2,307
						$(2,719)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 4 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments® Global Dividend and Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. Government and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities are valued at market value. Other debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions – The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. The actual determination of the source of the Fund’s distributions can be made only at year-end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2011 in early 2012.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investments
At February 28, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 28, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$51,221,178
Aggregate unrealized appreciation	$6,393,349
Aggregate unrealized depreciation	(2,507,381)
Net unrealized appreciation	$3,885,968

For federal income tax purposes, at November 30, 2010, capital loss carryforward of $8,984,730 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $4,555,961 expires in 2016 and $4,428,769 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of February 28, 2011:

	Level 1	Level 2	Level 3	Total
Common Stock	$15,468,016	$11,415,137	$1	$26,883,154
Corporate Debt	-	13,531,129	88,337	13,619,466
Foreign Debt	-	4,831,687	-	4,831,687
Securities Lending Collateral	-	6,806,844	-	6,806,844
Other	162,863	-	15,126	177,989
Short-Term Investment	-	2,788,006	-	2,788,006
Total	$15,630,879	$39,372,803	$103,464	$55,107,146

Foreign Currency Exchange Contracts	$-	$(2,719)	$-	$(2,719)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Securities
	Common	Corporate	Lending
	Stock	Debt	Collateral	Other	Total
Balance as of 11/30/10	$1	$82,256	$-	$7,000	$89,257
Purchases	-	75,000	-	-	75,000
Sales	-	(60,430)	-	-	(60,430)
Net realized loss	-	(570)	-	-	(570)
Net change in unrealized
appreciation/depreciation	-	(7,919)	-	8,126	207
Balance as of 2/28/11	$1	$88,337	$-	$15,126	$103,464

Net change in unrealized
appreciation/depreciation from
investments still held as of 2/28/11	$-	$(7,914)	$-	$8,126	$212

During the period ended February 28, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year.

3. Line of Credit
For the period ended February 28, 2011, the Fund borrowed money pursuant to a $17,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on November 28, 2011. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At February 28, 2011, the par value of loans outstanding was $10,725,000 at a variable interest rate of 1.40%. During the period ended February 28, 2011, the average daily balance of loans outstanding was $10,725,000 at a weighted average interest rate of approximately 1.44%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

4. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

5. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At February 28, 2011, the value of securities on loan was $5,686,958, for which the Fund received collateral, comprised of securities collateral valued at $27,980, and cash collateral of $6,882,743. At February 28, 2011, the value of invested collateral was $6,806,844. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

6. Credit and Market Risk
The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating and/or Ba or lower by Moody’s Investors Services. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended February 28, 2011. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

7. Subsequent Events
Management has determined no material events or transactions occurred subsequent to February 28, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: